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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   March 31, 1998
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                           MOTORS AND GEARS, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Illinois
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               (State or Other Jurisdiction of Incorporation)


            33-24317                                 36-4109641
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   (Commission File Number)                (I.R.S. Employer Identification No.)




ArborLake Centre, Suite 550, 1751 Lake Cook Road, Deerfield, Illinois   60015
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         (Address of Principal Executive Offices)                    (Zip Code)


                               (847) 945-5591
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         Exhibit No.       Document Description
         -----------       --------------------

         2.1 Share Purchase Agreement, dated March 2, 1997, by and among Motors and Gears Holdings, Inc. and the stockholders of FIR Group Holdings Italia, S.r.l.

         2.2 Purchase Agreement, dated November 17, 1997, by and among Motion Holdings, Inc. and the shareholders of Motion Control Engineering, Inc.

         2.3      Agreement for purchase and sale of stock of Electrical
                  Design and Control Company by and among ED&C Holdings, Inc. and the shareholders of Electrical Design and Control Company


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOTORS AND GEARS, INC.



Dated: March 31, 1998                    By:    /s/ Norman Bates
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                                                Norman Bates
                                                Chief Financial Officer


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


                               EXHIBIT INDEX


         Exhibit No.       Document Description
         -----------       --------------------


         2.1 Share Purchase Agreement, dated March 2, 1997, by and among Motors and Gears Holdings, Inc. and the stockholders of FIR Group Holdings Italia, S.r.l.

         2.2 Purchase Agreement, dated November 17, 1997, by and among Motion Holdings, Inc. and the shareholders of Motion Control Engineering, Inc.

         2.3 Agreement for purchase and sale of stock of Electrical Design and Control Company by and among ED&C Holdings, Inc. and the shareholders of Electrical Design and Control Company


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